UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2026

Trio Petroleum Corp
(Exact name of registrant as specified in its charter)

Delaware	001-41643	87-1968201
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23823 Malibu Road, Suite 304

Malibu, CA 90265

(661) 324-3911

(Address and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TPET	The NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08. Shareholder Director Nominations.

Trio Petroleum Corp, a Delaware corporation (the “Company”) will host its 2026 Annual Meeting of Stockholders (“2026 Annual Meeting”) virtually on Thursday, May 21, 2026. The Company’s Board of Directors has set a record date of Thursday, March 26, 2026, entitling stockholders of record as of such date to notice of and to vote at the 2026 Annual Meeting. Because the Company is holding the 2026 Annual Meeting more than 30 days prior to the anniversary of last year’s Annual Meeting of Stockholders, as provided in Rule 14a-8 of the Securities Exchange Act of 1934, as amended (Rule 14a-8), the Company is hereby providing the date by which shareholder proposals must be received by the Company to be included in the proxy statement for the 2026 Annual Meeting..

The Company will provide additional details regarding the matters to be voted on and instructions for accessing the 2026 Annual Meeting in the Company’s proxy statement to be filed with the Securities and Exchange Commission prior to the 2026 Annual Meeting.

Deadline for Rule 14a-8 Stockholder Proposals

To be considered for inclusion in proxy materials for the 2026 Annual Meeting, stockholder proposals submitted pursuant to Rule 14a-8 and intended to be presented at the 2026 Annual Meeting must be received by the Company at 23823 Malibu Road, Suite 304, Malibu, CA 90265 no later than the close of business on April 6, 2026. Any proposal received after such date will be considered untimely. All Rule 14a-8 proposals must be in compliance with applicable laws and regulations in order to be considered for inclusion in the Company’s proxy materials for the 2026 Annual Meeting. The public announcement of an adjournment or postponement of the date of the Annual Meeting will not commence a new time period (or extend any time period) for submitting a proposal pursuant to Rule 14a-8.

Advance Notice Deadline for Director Nominations

To be considered for inclusion in proxy materials for the 2026 Annual Meeting to bring nominations for directors, any such nominations must be received by the Company at the same address provided above no later than the close of business on April 6, 2026. Any proposal received after such date will be considered untimely.

Further, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act by April 6, 2026.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trio Petroleum Corp

Date: March 25, 2026	By:	/s/ Robin Ross
	Name:	Robin Ross
	Title:	Chief Executive Officer